Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Celestica Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:
1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 26, 2026
/s/ Robert A. Mionis
Robert A. Mionis
Chief Executive Officer
(Principal Executive Officer)
October 26, 2026
/s/ Todd Ankenmann
Todd Ankenmann
Chief Financial Officer
(Principal Financial Officer)